UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2026

Astera Labs, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41979	82-3437062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2345 North First Street,
San Jose, CA 95131
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 766-3806

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALAB	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

(a) Astera Labs, Inc. (the “Company”) held its 2026 Annual Stockholders Meeting on June 4, 2026, (the “Annual Meeting”). There were 171,281,952 shares of common stock entitled to be voted at the Annual Meeting, of which 141,439,565 were voted in person or by proxy.

(b) At the Annual Meeting, stockholders elected all three Class II nominees for director to the Company's board of directors to serve until the 2029 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal; ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, (“Auditor Ratification”); approved, on an advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in our proxy materials (“Say-on-Pay”); and approved, on an advisory basis, the holding of future advisory votes on the compensation of our NEOs (“Say-on-Frequency”) every one year.

The Company’s inspector of election certified the following vote tabulations:

Proposal No. 1

Election of Class II Director Nominees	For	Withheld	Broker Non-Votes
Sanjay Gajendra	98,435,707	16,774,390	26,229,468
Craig Barratt	96,549,639	18,660,458	26,229,468
Michael Hurlston	78,685,214	36,524,883	26,229,468
Proposal No. 2

	For	Against	Abstain	Broker Non-Votes*
Auditor Ratification	141,298,992	115,708	24,865	-

*Brokers were permitted to cast stockholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item, and such non-votes are reflected in the votes For, Against or to Abstain.

Proposal No. 3

	For	Against	Abstain	Broker Non-Votes
Say-on-Pay	111,520,205	3,615,962	73,930	26,229,468

Proposal No. 4

	Every
	One Year	Two Years	Three Years	Abstain	Broker Non-Votes
Say-on-Frequency	113,239,044	36,793	1,872,912	61,348	26,229,468

Based on the voting results at the Annual Meeting, and consistent with the recommendation of the board of directors as set forth in our proxy statement for the Annual Meeting, the board of directors has determined to provide for a stockholder advisory vote on executive compensation on an annual basis; provided that, in the future, the board of directors may determine whether a different frequency for such advisory votes is in the best interests of the Company’s stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2026	Astera Labs, Inc.

By: /s/ Philip Mazzara
Name: Philip Mazzara
Title: General Counsel and Secretary